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                                                                   EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         I, Trevor Drinkwater, Chief Executive Officer of Genius Products, Inc. (the "Registrant"), do hereby certify pursuant to Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

         (1) the Registrant's Quarterly Report on Form 10-Q of the Registrant for the period ended March 31, 2005 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  May 16, 2005                               By: /s/ Trevor Drinkwater
                                                       -----------------------
                                                       Trevor Drinkwater
                                                       Chief Executive Officer